UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

_____________________________
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material under Section 240.14a-12
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all the boxes that apply):
[X]    No fee required.
[ ]    Fee paid previously with preliminary materials.
[ ]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Principal Variable Contracts Funds, Inc. 711 High Street, Des Moines, IA 50392 515 247 5111 tel
April 20, 2026
Dear Contract Owner:
A Joint Special Meeting of Shareholders (including any postponements or adjournments, the "Meeting") of the Global Emerging Markets Account and Principal Capital Appreciation Account (each a "Fund" and together, the "Funds"), each a separate series of Principal Variable Contracts Funds, Inc. ("PVC"), will be held on June 25, 2026, at 10:30 a.m., Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392.
At the Meeting, shareholders of each Fund will be asked to approve a change to the Fund's sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to change the related fundamental investment restriction.
Each Fund's shareholders of record are insurance company separate accounts that offer variable life and variable annuity contracts. You are receiving these materials because you own a variable annuity contract or variable life insurance policy issued by an insurance company that is a shareholder of record, and you have allocated contract value of such contract or policy. As a result, you have the right to instruct your insurance company how to vote the shares of the Fund of which you own. Your insurance company will vote, in accordance with your instructions, the number of Fund shares that represents that portion of your contract value invested in the Fund as of the close of business on April 13, 2026, the record date for the Meeting (the "Record Date").
Enclosed you will find a Notice of Joint Special Meeting of Shareholders, a Proxy Statement, and the voting instruction card(s) for shares of each Fund to which you had allocated contract value as of the Record Date. The Proxy Statement provides background information and describes in detail the proposals to be voted on at the Meeting.
The PVC Board of Directors has approved the proposal for each Fund and recommends that you give voting instructions “For” the proposals.
For your shares to be voted at the Meeting, we urge you to read the Proxy Statement and then give voting instructions in one of the following three ways:
By Internet: Follow the instructions located on your voting instruction card(s). Be sure you have your control number, as printed on your voting instruction card(s), available at the time you log on.
By Phone: The phone number is located on your voting instruction card(s). Be sure you have your control number, as printed on your voting instruction card(s), available when you call.
By Mail: Vote, sign, and date your voting instruction card(s) and return in the postage-paid envelope provided in this proxy package, allowing sufficient time for receipt prior to the Meeting.
Shareholders may also vote their shares in person at the Meeting. Shareholders may call 1-800-222-5852 to obtain instructions on how to attend the Meeting and vote their shares in person.
We appreciate you taking the time to respond to this matter. Your vote is important. If you have questions regarding the Meeting or these proxy materials, please call 1-800-222-5852.

Sincerely,

Kamal Bhatia
Director, President, and Chief Executive Officer
Principal Variable Contracts Funds, Inc.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street, Des Moines, Iowa 50392
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

Global Emerging Markets Account	Principal Capital Appreciation Account
To the Shareholders and Contract Owners of the above Funds:
Notice is hereby given that a Joint Special Meeting of Shareholders (including any postponements or adjournments, the "Meeting") of the Global Emerging Markets Account and Principal Capital Appreciation Account (each a "Fund" and together, the "Funds"), each a separate series of Principal Variable Contracts Funds, Inc. ("PVC"), will be held on June 25, 2026, at 10:30 a.m., Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392.
A Proxy Statement providing information about the following proposals to be voted on at the Meeting is included with this Notice. The Meeting is being held to consider and vote on such proposal, as well as any other business that may properly come before the Meeting.

Proposal 1:
Approval to change the Global Emerging Market Account's sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to change the related fundamental investment restriction.

(Only shareholders and contract owners of the Global Emerging Markets Account will vote on this proposal.)

Proposal 2:	Approval to change the Principal Capital Appreciation Account's sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to change the related fundamental investment restriction.
(Only shareholders and contract owners of the Principal Capital Appreciation Account will vote on this proposal.)
The PVC Board of Directors has approved the proposal for each Fund and recommends that you vote, or give voting instructions, "For" the proposals.
Approval of the proposal for each Fund requires the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement under "Voting Information - Voting Rights") of the Fund.
Each Fund shareholder of record as of the close of business on April 13, 2026, the record date for the Meeting, is entitled to receive notice of and to vote at the Meeting. Each Fund's shareholders of record are insurance company separate accounts that offer variable life and variable annuity contracts. If you are a Contract Owner, you are receiving these materials because you own a variable annuity contract or variable life insurance policy issued by an insurance company that is a shareholder of record, and you have allocated contract value of such contract or policy to a Fund. As a result, you have the right to instruct your insurance company how to vote the shares of the Fund that represent your contract value. Shareholders and Contract Owners may vote their shares, change their vote, and revoke their proxy at any time before it is voted at the Meeting by following the procedures outlined in the accompanying Proxy Statement under "Voting Information - Voting Procedures for Shareholders" and "Voting Information - Contract Owner Voting Instructions."
Your vote is important. No matter how many shares you own, please vote. To save on costs of additional solicitations, please review the proxy materials and vote today. If you own shares in more than one Fund, you will have a separate proxy card for each such Fund, and you need to return all of the proxy cards (or follow the instructions to vote by telephone or the Internet).

For the Board of Directors

Deanna Y. Pellack, Counsel and Secretary
Principal Variable Contracts Funds, Inc.
Dated: April 20, 2026
Important Notice Regarding Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on June 25, 2026.
The Notice of Special Meeting of Shareholders, Proxy Statement, and Form(s) of Proxy Card and Voting Instruction Card are available on the Internet at https://proxyvotinginfo.com/p/prinpvc.

TABLE OF CONTENTS

		Page

Introduction		3
Voting Information		4
Proposal	Approval to change the Fund's sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to change the related fundamental investment restriction	6
Other Matters		8
Appendix A	Outstanding Shares and Share Ownership	A-1

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
 PROXY STATEMENT
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 25, 2026
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Principal Variable Contracts Funds, Inc. ("PVC") to be used at a Joint Special Meeting of Shareholders (including any postponements or adjournments, the "Meeting") of the Global Emerging Markets Account and Principal Capital Appreciation Account (each a "Fund" and together, the "Funds"), each a separate series of PVC, to be held on June 25, 2026, at 10:30 a.m., Central Time. This Proxy Statement and accompanying forms of proxy and voting instruction cards will be sent to Fund shareholders on or about April 27, 2026. Fund shareholders of record as of the close of business on April 13, 2026 are entitled to vote on the proposals, as set forth below.
Shares of each Fund are owned of record by insurance company separate accounts (“Separate Accounts”) established to fund benefits under variable annuity contracts and variable life insurance policies (each a “Contract”) issued by such insurance companies (each an “Insurance Company”). Persons holding Contracts are referred to herein as “Contract Owners.”
PVC is a Maryland corporation and an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). PVC currently offers 37 separate series (the "PVC Funds"), including the Funds.
Principal Global Investors, LLC ("PGI") is the investment advisor and fund administrator to the PVC Funds. Principal Funds Distributor, Inc. ("PFD") is the distributor for all share classes of the PVC Funds. PGI and PFD are indirect, wholly owned subsidiaries of Principal Financial Group, Inc. The address of PGI and PFD is in care of the Principal Financial Group, 711 High Street, Des Moines, IA 50392.
PVC will furnish, without charge, copies of its most recent annual and semi-annual shareholder reports to any shareholder or Contract Owner upon request. To obtain a copy of a report, please contact PVC by calling the Shareholder Services Department toll-free at 1-800-222-5852 or by writing to PVC at P.O. Box 219971, Kansas City, MO 64121-9971. Copies of each PVC Fund's most recent annual and semi-annual shareholder reports can also be obtained at www.PrincipalAM.com/PVCProspectuses or on the SEC's EDGAR Database on its Internet site at www.sec.gov.

VOTING INFORMATION
Voting Procedures for Shareholders. Please vote your shares by returning the enclosed proxy card(s) in the enclosed postage-paid envelope or by following the instructions on the proxy card(s) for voting by Internet or telephone. Shareholders who wish to attend the Meeting in person may call 1-800-222-5852 to obtain instructions on how to attend the Meeting and vote their shares in person.
If you properly complete and return the enclosed proxy card(s) (or if you give your proxy by Internet or telephone), the persons named on the card(s) as proxies will vote your shares as you indicate on the card(s) (or as you instruct by Internet or telephone) or "For" approval of the proposal if you do not give an indication. You may change your vote or revoke your proxy at any time before it is voted at the Meeting in any of the following ways:
(i)by sending a written notice of revocation to the Meeting Secretary of Principal Variable Contracts Funds, Inc., in care of Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(ii)by submitting another properly completed and signed proxy card at a later date to the Meeting Secretary of Principal Variable Contracts Funds, Inc., in care of Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(iii)by submitting another proxy by the Internet or telephone at a later date; or
(iv)being present and voting in person at the Meeting after giving oral notice of the revocation to the Chair of the Meeting.
Voting Rights. Only Fund shareholders of record as of the close of business on April 13, 2026 (the “Record Date”) are entitled to notice of and to vote at the Meeting. Shareholders of each class of each Fund will vote together as a single class on the proposal as it applies to that Fund. You are entitled to one vote on the proposal for each share of that Fund you hold, and fractional votes for fractional shares held.
For approval, the proposal requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean, with respect to each Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present in person or by proxy at the Meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (such lesser amount being a “Majority of the Outstanding Voting Securities”). Under this definition, the proposal could be approved by as little as approximately one-third of the outstanding voting securities of the Fund to which that proposal applies.
The number of votes eligible to be cast at the Meeting with respect to each Fund as of the Record Date and other share ownership information are set forth in Appendix A to this Proxy Statement.
Quorum Requirements; Abstentions and Broker Non-Votes. A quorum must be present at the Meeting for the transaction of business by any Fund. The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.
Abstentions, if any, will be considered present for purposes of determining the existence of a quorum but will be disregarded in determining the votes cast on the proposal. As a result, because the proposal requires the affirmative vote of a Majority of the Outstanding Voting Securities, as defined above, abstentions will have the effect of a vote against the proposal.
Broker non-votes, if any, will also be considered present for purposes of determining the existence of a quorum. The Funds understand that, under the rules of the New York Stock Exchange, brokers and nominees may, for certain "routine" matters, grant certain discretionary authority to the proxies identified on the proxy card to vote without instructions from their customers if no instructions have been received prior to the date specified in the broker's or nominee's requests for voting instructions. A "broker non-vote" occurs when a broker or nominee indicates it has not received voting instructions from a shareholder and is barred from voting the shares without such shareholder instructions because the proposal is considered non-routine under the rules of the New York Stock Exchange. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. The proposal is considered non-routine under the rules of the New York Stock Exchange. Accordingly, because shareholders are being asked to vote only on that proposal, it is expected that there will be no broker non-votes at the Meeting.

If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting for any Fund, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting for any such Fund in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Contract Owner Voting Instructions. Shares of each Fund are sold to Separate Accounts of the Insurance Companies and are used to fund benefits under Contracts. Each Contract Owner has the right to instruct such Contract Owner's Insurance Company how to vote the shares of the Fund that represent the Contract Owner's contract value. Contract Owners can do so by marking voting instructions on the voting instruction card(s) enclosed with this Proxy Statement and then signing and dating the voting instruction card(s) and mailing the card(s) in the envelope provided (or by following the instructions on the voting instruction card(s) to vote by Internet or telephone). If a card is not marked to indicate voting instructions, but is signed, dated, and returned, it will be treated as an instruction to vote the shares in favor of the proposal. Each Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions. Each Insurance Company will vote the shares for which it does not receive timely voting instructions from Contract Owners in the same proportion as votes cast by Contract Owners. There are not expected to be any broker non-votes. Because of the proportional voting described above, it is unlikely that quorum requirements for the Meeting will not be satisfied for each Fund, and, as a result a small number of Contract Owners can determine the outcome of the voting.
Contract Owners should contact their Insurance Companies for information on how to revoke previously given voting instructions, including applicable deadlines. Contract Owners should see their Variable Contract prospectus for information on how to contact their Insurance Company.
Solicitation Procedures. PVC intends to solicit proxies by mail. Officers of PVC or officers or employees of PGI or its affiliates may make additional solicitations by telephone, Internet, or personal contact. They will not be specially compensated for these services. Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting materials to their customers and to obtain authorization for the execution of proxies. For those services, PVC will reimburse them for their out-of-pocket expenses. PVC has retained the services of a professional proxy soliciting firm, Sodali & Co. Fund Solutions, to assist in soliciting proxies and provide other services in connection therewith and estimates that the cost of such services will be approximately $38,000.
Expenses of the Meeting. PGI will pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies.

PROPOSALS
APPROVAL TO CHANGE
THE FUND'S SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940,
AS AMENDED, FROM "DIVERSIFIED" TO "NON-DIVERSIFIED" AND
TO CHANGE THE RELATED FUNDAMENTAL INVESTMENT RESTRICTION
Currently, each Fund is sub-classified as a “diversified” fund for purposes of Section 5(b) of the 1940 Act and has adopted a related fundamental investment restriction. As a result, each Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, each Fund may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. Additionally, with respect to 75% of its total assets, a Fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. government securities, securities of other investment companies, or cash and cash items (including receivables).
Subject to approval of each Fund's shareholders, the Board has approved changes to each Fund's sub-classification under the 1940 Act to a “non-diversified” company and a change to each Fund's related fundamental investment restriction. This fundamental investment restriction, which may only be changed with shareholder approval, currently provides that each Fund, as a fundamental policy, has "elected to be treated as a 'diversified' investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time." If approved by each Fund's shareholders, each Fund will change this fundamental investment restriction so it provides that the Fund, as a fundamental policy, has "elected to be non-diversified." In determining to approve the change to a "non-diversified" fund, the Board considered information from PGI regarding the potential impact of the change on each Fund and its shareholders. For each Fund, the Board approved the change based on the recommendation of PGI for the reasons set forth below.
Global Emerging Markets Account
The Fund's investment objective is to seek long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. The Fund considers a security to be tied economically to an emerging market if one or more of the following criteria is present: (i) the issuer or guarantor of the security has its principal place of business or principal office in an emerging market; (ii) the principal trading market for the security is in an emerging market; (iii) the issuer or guarantor of the security derives a majority of its revenue from emerging markets; or (iv) the currency of settlement of the security is the currency of an emerging market. The Fund invests in equity securities regardless of market capitalization (small, medium, or large) and style (growth or value). The MSCI Emerging Markets Index (the "Index") is the Fund's primary broad-based index.
The Fund invests significantly in equity securities of companies in emerging markets. Recently, certain companies within the Index have experienced significant weight increases due to the growth of structural artificial intelligence. Notably, a single constituent within the Index has a weight of ~11.9% of the benchmark as of December 31, 2025. Although the Fund's portfolio management team does not manage to the Index, the Index is an important performance comparison, and the Fund would become non-diversified if it invested in these constituents in the same proportion as the Index. Adhering to the diversified standard may require portfolio managers of the Fund to underweight key holdings they would otherwise invest a larger proportion in based on their investment thesis, which could potentially have a negative impact on performance. Due to this evolution of the market, which the portfolio managers of the Fund feel will persist, management believes that it is prudent to change the diversification classification of the Fund to enable their respective portfolio management teams to better execute each Fund’s strategy without the restrictions of diversification rules, and to help ensure continued compliance with Section 5(b) of the 1940 Act, as described above. No material changes to the Fund's investment strategy are expected if shareholders of the Fund approve this proposal.

Principal Capital Appreciation Account
The Fund's investment objective is to seek long-term growth of capital. The Fund invests primarily in equity securities of U.S. companies with any market capitalization, but it has a greater exposure to large market capitalization companies than small or medium market capitalization companies. Although there is no restriction on the size of the companies in which the Fund invests, most of the Fund's investments typically include companies with a market capitalization range over $10 billion at the time of purchase. Those managing the Fund’s investments seek to invest in securities of businesses that they believe are trading at a discount to their private market value (i.e., the value of the business if it was sold), have a competitive advantage, and/or that have barriers to entry in their respective industries. The Russell 1000 Index (the "Index") is the Fund's primary broad-based index.
The Fund invests significantly in equity securities of U.S. companies with large market capitalizations. Historically, the Fund and the Index have been diversified, meeting the diversification sub-classification under Section 5(b) of the 1940 Act. However, over the last few years, significant market concentration has developed in large capitalization U.S. equities, and the weightings of several companies in the Index have increased significantly. For example, certain large Index constituents have grown to represent more than 5% of the Index and, at times, significantly greater percentages, and the Fund would become a "non-diversified" fund if it invested in these constituents in the same proportion as the Index. Additionally, due to the market value increase of companies with mega market capitalizations in the information technology and communication services sectors, the current diversification rule requirements pose difficulties for the Fund's portfolio management teams to fully express conviction in these positions while also maintaining the same level of sector neutrality and diversification that is currently required from a "diversified" fund. Although the Fund's portfolio management team does not manage to the Index, the Index is an important performance comparison, and adhering to the Fund's current diversification requirements could impact the portfolio management team's holdings allocation, potentially impacting performance. Changing the Fund's status to "non-diversified" would give the Fund's portfolio management team enhanced flexibility to continue to pursue the Fund's investment strategy. No material changes to the Fund's investment strategy are expected if shareholders of the Fund approve this proposal.
Applicable to both Funds:
If Fund shareholders approve these proposals, the Funds may be subject to additional investment risks. As a "non‑diversified" fund, each Fund would be permitted to invest a greater percentage of its assets in fewer issuers than a "diversified" fund. As a result, the Funds may be more susceptible to adverse developments affecting any single issuer held in their portfolios and may be more susceptible to greater losses because of these developments. Accordingly, if Fund shareholders approve this proposal, that Fund could be subject to greater risk than it currently is subject to as a "diversified" fund. No other material changes to a Fund's risks are expected if shareholders of the Fund approve this proposal.
Even if Fund shareholders approve this proposal, each Fund intends to continue to comply with federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, each Fund operates as a “regulated investment company.” As a regulated investment company under the IRC, each Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Fund's total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or certain publicly traded partnerships. These federal tax diversification requirements, or each Fund's determination to comply with them, may change in the future without shareholder approval.
If Fund shareholders do not approve this proposal for one of the Funds, that Fund will remain “diversified” and subject to the related fundamental investment restriction.
The 1940 Act rules permit a fund that is sub-classified as "non-diversified" to operate temporarily as "diversified" without a formal, shareholder-approved sub-classification change as long as the fund was diversified for less than three consecutive years. As a result, if Fund shareholders approve the proposal, the Fund may from time to time operate as "diversified" based upon prevailing market conditions and investment opportunities. If the Fund operates as "diversified" for more than three consecutive years, the Fund's formal sub-classification would automatically revert back to "diversified" from "non-diversified," without shareholder approval. Notwithstanding the foregoing, it is the current intention to operate the Fund as "non-diversified" if Fund shareholders approve the proposal.

OTHER MATTERS
PVC does not know of any matters to be presented at the Meeting other than the proposal described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.
PVC is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of PVC or any PVC Fund must be received by PVC a reasonable time before PVC commences soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The Fund has adopted procedures by which shareholders may recommend nominees to the Fund's Board. A copy of the procedures can be found in the Nominating and Governance Committee Charter at https://secure02.principal.com/publicvsupply/GetFile?fm=MM13013&ty=VOP&EXT=.VOP.
Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record, unless PVC has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Shareholder Services Department toll-free at 1-800-222-5852 or by writing to PVC at P.O. Box 219971, Kansas City, MO 64121-9971. PVC will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.
BY ORDER OF THE BOARD OF DIRECTORS
April 20, 2026
Des Moines, Iowa
It is important that proxies and voting instructions be returned promptly. Therefore, you are urged to complete, sign, date, and return the proxy/voting instruction card(s) in the enclosed envelope or give your proxy/voting instructions by Internet or telephone immediately.

APPENDIX A
OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows, as of the Record Date, the number of Class 1 and 2 shares outstanding and entitled to vote for each Fund. The Global Emerging Markets Account only offers Class 1 shares. All of the shares of the Fund are owned of record by Principal Life Insurance Company, an insurance company organized in 1879 under the laws of the State of Iowa, and other insurance companies. The ultimate parent entity of Principal Life Insurance Company is Principal Financial Group, Inc.

Account	Share Class	Shares Outstanding
Global Emerging Markets	Class 1	3,882,872

Principal Capital Appreciation	Class 1	3,220,931
	Class 2	2,279,075
As of the Record Date, the PVC directors and officers together owned beneficially less than 1% of the outstanding shares of each class of each Fund.
As of the Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of each share class of each Fund.

GLOBAL EMERGING MARKETS ACCOUNT

Share Class	Percent of Ownership	Number of Shares	Name and Address of Owner
Class 1	15.32%	594,783	PRINCIPAL LIFE INSURANCE CO CUST
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001
Class 1	14.71%	571,323	PRINCIPAL LIFE INSURANCE CO CUST
			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001
Class 1	13.34%	517,994	PRINCIPAL LIFE INSURANCE CO CUST
			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001
Class 1	11.58%	449,490	PRINCIPAL LIFE INSURANCE CO CUST
			VUL INCOME
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001
Class 1	8.85%	343,605	PRINCIPAL LIFE INSURANCE CO CUST
			FBO PRINCIPAL INDIVIDUAL -
			EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001
Class 1	6.92%	268,872	PRINCIPAL LIFE INSURANCE CO CUST
			PRINFLEX LIFE
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001
Class 1	6.71%	260,428	PRINCIPAL LIFE INSURANCE CO CUST
			VUL II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001
Class 1	6.22%	241,560	PRINCIPAL LIFE INSURANCE CO CUST
			VARIABLE UNIVERSAL LIFE INCOME II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001
Class 1	5.84%	226,894	PRINCIPAL NATIONAL LIFE INS CO
			FBO VUL INCOME III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST G-012-S41
			DES MOINES IA 50392-9992

PRINCIPAL CAPITAL APPRECIATION ACCOUNT

Share Class	Percent of Ownership	Number of Shares	Name and Address of Owner
Class 1	26.63%	857,727	PRINCIPAL LIFE INSURANCE CO CUST
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001
Class 1	19.66%	633,256	PRINCIPAL LIFE INSURANCE CO CUST
			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001
Class 1	8.70%	280,191	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
			VARIABLE SEPARATE ACCOUNT
			ATTN LEGAL DEPARTMENT
			21650 OXNARD STREET STE 750
			WOODLAND HILLS CA 91367-4997
Class 1	7.71%	248,255	AMERICAN GENERAL LIFE INSURANCE CO
			VARIABLE PRODUCTS DEPARTMENT
			ATTN: DEBORAH KERAI
			PO BOX 1591
			HOUSTON TX 77251-1591
Class 1	7.63%	245,734	PRINCIPAL LIFE INSURANCE CO CUST
			EXEC VAR UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001
Class 1	5.72%	184,161	PRINCIPAL LIFE INSURANCE CO CUST
			VUL II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001
Class 2	72.48%	1,651,781	THRIVENT FINANCIAL FOR LUTHERANS
			901 MARQUETTE AVE STE 2500
			MINNEAPOLIS MN 55402-3211
Class 2	16.57%	377,643	PRINCIPAL LIFE INSURANCE CO CUST
			FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE
1.	Read the proxy statement.
2.	Go to: www.proxyvotenow.com/pripvc
3.	Follow the simple instructions.

VOTE BY PHONE
1.	Read the proxy statement and have the voting instruction card at hand.
2.	Call toll-free 855-900-4099
3.	Follow the simple instructions.

VOTE BY MAIL
1.	Read the proxy statement.
2.	Check the appropriate box(es) on the reverse side of the voting instruction card.
3.	Sign, date and return the voting instruction card in the envelope provided.

GLOBAL EMERGING MARKETS ACCOUNT
PRINCIPAL CAPITAL APPRECIATION ACCOUNT
(EACH, A "FUND" AND TOGETHER, THE "FUNDS")
EACH A SEPARATE SERIES OF PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. (“PVC”)
INSURANCE COMPANY NAME PRINTS HERE
VOTING INSTRUCTIONS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 25, 2026
VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned, an owner or participant in an annuity or life insurance contract (the “Contract”) of the Fund(s) listed above, hereby appoints and authorizes the company named above (the “Company”) to vote and act with respect to all shares of the Fund, which are attributable to the undersigned’s participation in the Contract, at the Joint Special Meeting of Shareholders to be held on June 25, 2026 at 801 Grand Avenue, Des Moines, Iowa 50392 10:30 a.m. Central Time, and at any adjournment thereof.
THE COMPANY WILL VOTE THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD IN ACCORDANCE WITH THE CHOICES MADE ON THIS CARD. IF THIS CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE, THIS CARD WILL BE VOTED “FOR” THE PROPOSAL. IF YOU FAIL TO RETURN THIS VOTING INSTRUCTION CARD, THE COMPANY WILL VOTE THE SHARES ATTRIBUTABLE TO THE ACCOUNT VALUE IN THE SAME PROPORTION AS THE VOTES CAST BY CONTRACT OWNERS IN THE SAME SEPARATE ACCOUNT, WHEN APPLICABLE.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Principal PVC-VIC 100403

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders
to be held on June 25, 2026.
The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/prinpvc
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE TODAY!
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS INSTRUCTION CARD ON
THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓	Please detach at perforation before mailing.	↓

This voting instruction card is solicited on behalf of the Board of Directors. Your shares will be voted as specified.
If no specification is made, this voting instruction card shall be voted “FOR” the proposal.
The Board of Directors has voted in favor of the proposal and recommends that you vote “FOR” the proposal.
TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN
1.	Approval to change the Global Emerging Markets Account's sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to change the related fundamental investment restriction.	☐	☐	☐

(Only contract owners of the Global Emerging Markets Account will vote on this proposal.)

		FOR	AGAINST	ABSTAIN
2	Approval to change the Principal Capital Appreciation Account's sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to change the related fundamental investment restriction.	☐	☐	☐

(Only contract owners of the Principal Capital Appreciation Account will vote on this proposal.)

Transact such other business as may properly come before the Meeting.

Principal PVC-VIC 100403

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE
1.	Read the proxy statement.
2.	Go to: www.proxyvotenow.com/pripvc
3.	Follow the simple instructions.

VOTE BY PHONE
1.	Read the proxy statement and have the proxy card at hand.
2.	Call toll-free 855-900-4099
3.	Follow the simple instructions.

VOTE BY MAIL
1.	Read the proxy statement.
2.	Check the appropriate box(es) on the reverse side of the proxy card.
3.	Sign, date and return the proxy card in the envelope provided.

GLOBAL EMERGING MARKETS ACCOUNT
PRINCIPAL CAPITAL APPRECIATION ACCOUNT
(EACH, A "FUND" AND TOGETHER, THE "FUNDS")
EACH A SEPARATE SERIES OF PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. (“PVC”)
PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 25, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of the above-referenced Fund(s) hereby appoints each of Laura B. Latham, David P. Michalik, Deanna Y. Pellack, Adam U. Shaikh, and John L. Sullivan, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund(s), which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held on June 25, 2026 at 801 Grand Avenue, Des Moines, Iowa 50392 at 10:30 a.m. Central Time and at any adjournment thereof.
The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Principal PVC 100403

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on June 25, 2026.
The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/prinpvc
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE TODAY!
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE
REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓	Please detach at perforation before mailing.	↓

This proxy is solicited on behalf of the Board of Directors. It will be voted as specified.
If no specification is made, this proxy shall be voted “FOR” the proposal.
The Board of Directors has voted in favor of the proposal and recommends that you vote “FOR” the proposal.
TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN
1.	Approval to change the Global Emerging Markets Account's sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to change the related fundamental investment restriction.	☐	☐	☐

(Only shareholders of the Global Emerging Markets Account will vote on this proposal.)

		FOR	AGAINST	ABSTAIN
2	Approval to change the Principal Capital Appreciation Account's sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to change the related fundamental investment restriction.	☐	☐	☐

(Only shareholders of the Principal Capital Appreciation Account will vote on this proposal.)

Transact such other business as may properly come before the Meeting.

Principal PVC 100403